Property and Equipment	9 Months Ended	12 Months Ended
	May 31, 2024	Aug. 31, 2023
Property, Plant and Equipment [Abstract]
Property and Equipment

NOTE 5 – Property and Equipment

Property and equipment consists of the following:

	May 31,	August 31,
	2024	2023
Computers, office equipment and software	$16,051	$14,102
Equipment	133,653	133,653
In-process equipment	—	1,292,655
Total property and equipment	149,704	1,440,410
Accumulated depreciation	(134,340)	(125,128)
Property and equipment, net	$15,364	$1,315,282

During the three months ended May 31, 2024 and 2023, the Company recognized straight-line depreciation expense of $2,565 and $3,594, respectively. During the nine months ended May 31, 2024 and 2023, the Company recognized straight-line depreciation expense of $9,213 and $11,115, respectively.

During the year ended August 31, 2019, the Company made deposits for in-process equipment totaling $1,292,655 (the “Equipment Deposit”) towards the purchase of manufacturing equipment. Subsequent to May 31, 2024, the Company decided to pursue similar equipment that will enable significantly increased efficiency and capabilities. As a result, the Company has reclassified the portion of the Equipment Deposit that remains unallocated ($608,705) to current assets in anticipation of a return of those funds. The remaining $683,950 was impaired, and, according to the vendor, relates primarily to a coating die valued at $210,000 and engineering and design valued at $473,950 that has no future benefit to the Company.

NOTE 4 – Property and Equipment

Property and equipment consists of the following:

	August 31,		Increase/
	2023	2022	(decrease)
Computers, office equipment and software	$14,102	$14,102	$—
Equipment	133,653	133,653	—
In-process equipment	1,292,655	1,292,655	—
Total property and equipment	1,440,410	1,440,410	—
Accumulated depreciation	(125,128)	(110,418)	(14,709)
Property and equipment, net	$1,315,282	$1,329,992	$(14,709)

During the year ended August 31, 2023 and 2022, the Company purchased $0 and $356,966 of property and equipment, respectively. During the years ended August 31, 2023 and 2022, the Company recognized straight-line depreciation expense of $14,709 and $30,024, respectively. During 2022, the Company disposed of $7,468 of fully depreciated computer equipment.

During 2022, the Company’s Korean subsidiary agreed to purchase equipment consisting of a roll-2-roll coating system for use in Korea. The Company paid approximately $512,000 as a deposit. During 2022, the Company canceled the equipment purchase and received a refund of approximately $186,000. For reasons discussed above, the Company impaired the value of all property and equipment recorded on the books of the Korean Subsidiary, including the unreturned portion of roll-2-roll coating system deposit of approximately $326,000 and $54,000 of furniture and fixtures and leasehold improvements net of accumulated depreciation.

During the year ended August 31, 2019, the Company made deposits for in-process equipment totaling $1,292,655 towards the purchase of manufacturing equipment. The Company is currently evaluating configuration options to optimize the equipment for manufacturing of the Company’s initial product. Completion of the equipment may require additional payments of up to approximately $510,000.